Exhibit 99.1

                                            June 28, 2005


VIA FACSIMILE AND
OVERNIGHT COURIER

Kaman Corporation
Attention:        Candace A. Clark,
                  Senior Vice President,
                  Chief Legal Officer
                  and Secretary
1332 Blue Hills Avenue
Bloomfield, Connecticut 06002

Ladies and Gentlemen:

                  Reference is made to that certain Agreement, dated as of June 7, 2005, by and among (a) Kaman Corporation (the "Company"), (b) Newgate Associates Limited Partnership, in its capacity as a shareholder of the Company ("Newgate"), (c) Oldgate Limited Partnership, in its capacity as a shareholder of the Company ("Oldgate"), (d) Charles H. Kaman, in his capacity as a shareholder of the Company, (e) C. William Kaman II, in his capacity as
(i) a shareholder of the Company, (ii) the sole general partner of Newgate and Oldgate, (iii) a voting trustee (a "Voting Trustee") under the Voting Trust Agreement, dated August 14, 2000 and as amended as of June 7, 2005, (iv) an attorney-in-fact (a "DPA Attorney-in-Fact") under a Durable Power of Attorney, dated May 4, 1996 and (v) the trustee on behalf of his children, Charles Tyson Kaman and Kathryn S. Kaman, as shareholders of the Company, (f) Roberta C. Kaman, in her capacity as (i) a shareholder of the Company, (ii) a DPA Attorney-in-Fact and (iii) a Voting Trustee, (g) Steven W. Kaman, in his capacity as (i) a shareholder of the Company, (ii) a DPA Attorney-in-Fact,
(iii) a Voting Trustee and (iv) the trustee on behalf of his child, Cameryn H. Kaman, as a shareholder of the Company, and (h) Cathleen H. Kaman, in her capacity as (i) a shareholder of the Company, (ii) a DPA Attorney-in-Fact,
(iii) a Voting Trustee and (iv) the trustee on behalf of her child, Zane N. Kaman-Wood, as a shareholder of the Company (the "Agreement"). All terms in this letter shall be given the same definitions as are contained in the Agreement.

                  In accordance with Section 14(a)(iv) of the Agreement, the Shareholders, having previously notified the Company that they were in discussions regarding a possible Qualifying Alternative Transaction, hereby notify the Company that the Shareholders intend to terminate the Agreement to complete such Qualifying Alternative Transaction.

                  The Shareholders hereby certify that the transaction has been entered into with a good faith intention that it will be completed on the stated terms promptly in the event that the Company were not to announce a Substitute Recapitalization Proposal.

                  Enclosed as Exhibit A is the Securities Purchase Agreement by and among MK Investments LLC, Mason Capital Management LLC and the Shareholders and which is a complete and accurate copy of all agreements between the Shareholders and the Third Party Offeror relating to the proposed transaction. Enclosed as Exhibit B is a letter dated today from MK Investments LLC addressed to the Company containing certain certifications. While not required under the Agreement, enclosed as Exhibit C is a letter dated June 23, 2005 from Marjorie Boliscar of Goldman, Sachs & Co. to Mason Capital Management LLC relating to the financial resources available to Mason Capital Management LLC.

                  The Shareholders' calculation of the Class B Share Deemed Value for the purpose of the proposed transaction is $55.00 per share.

                  To the knowledge of the Shareholders, no Claims have been made as of the date hereof.


                                              Sincerely,


                                                /s/ John C. Yavis, Jr.
                                             ----------------------------------
                                              John C. Yavis, Jr., as
                                              attorney-in-fact on behalf of
                                              Charles H. Kaman and as
                                              authorized representative on
                                              behalf of the other Shareholders


                                                /s/ Thomas J. Groark, Jr.,
                                              ---------------------------------
                                              Thomas J. Groark, Jr., as
                                              authorized representative on
                                              behalf of the Shareholders other
                                              than Charles H. Kaman

cc:      Eileen S. Kraus
         Randall H. Doud, Esq.

                                   EXHIBIT A

                         SECURITIES PURCHASE AGREEMENT

                         SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 28, 2005 (the "Effective Date"), is made by and among (i) MK Investments LLC, a Delaware limited liability company ("Buyer") and Mason Capital Management LLC, a Delaware limited liability company ("Mason"), on the one hand, and (ii) Newgate Associates Limited Partnership, a Connecticut limited partnership ("Newgate"), in its capacity as a shareholder of Kaman Corporation, a Connecticut corporation (the "Company"), Oldgate Limited Partnership, a Connecticut limited partnership ("Oldgate"), in its capacity as a shareholder of the Company, Charles H. Kaman ("Kaman"), in his capacity as a shareholder of the Company, C. William Kaman II ("CWK"), in his capacity as
(A) as a shareholder of the Company, (B) the sole general partner of Newgate and Oldgate, (C) a voting trustee (a "Voting Trustee") under the Voting Trust Agreement, dated August 14, 2000 and as amended as of June 7, 2005 (as so amended, the "Voting Trust Agreement"), (D) an attorney-in-fact (a "DPA Attorney-in-Fact") under a Durable Power of Attorney, dated May 4, 1996 (the "Durable Power of Attorney"), and (E) the trustee on behalf of his children, Charles Tyson Kaman ("CTK") and Kathryn S. Kaman ("KSK"), as shareholders in the Company, Roberta C. Kaman ("RCK"), in her capacity as (A) a shareholder of the Company, (B) a DPA Attorney-in-Fact, and (C) a Voting Trustee, Steven W. Kaman ("SWK"), in his capacity as (A) a shareholder of the Company, (B) a DPA Attorney-in-Fact, (C) a Voting Trustee and (D) the trustee on behalf of his child, Cameryn H. Kaman, as a shareholder of the Company, and Cathleen H. Kaman ("CHK"), in her capacity as (A) a shareholder of the Company, (B) a DPA Attorney-in-Fact, (C) a Voting Trustee and (D) the trustee on behalf of her child, Zane N. Kaman-Wood, as a shareholder in the Company, on the other hand (such persons, collectively, the "Shareholders" and each, a "Shareholder").

                                   RECITALS
                                   --------

         Whereas, the Shareholders and the Company have entered into that certain agreement, dated June 7, 2005 (the "Recapitalization Agreement"), and, unless otherwise defined herein or the context otherwise requires, capitalized terms used and not defined herein shall have the meanings assigned to them in the Recapitalization Agreement.

         Whereas, the Recapitalization Agreement provides for the sale by the Shareholders of the Covered Class B Shares to a third party in a Qualifying Alternative Transaction;

         Whereas, Buyer desires to purchase all of the issued and outstanding shares of Class B Stock, including, without limitation, the Covered Class B Shares, and the Shareholders desire to sell and transfer to Buyer the Covered Class B Shares;

         Whereas, the Shareholders and Buyer intend the transaction contemplated by this Agreement to meet the requirements of a Qualifying Alternative Transaction; and

         Whereas, this Agreement is contemplated by and fully consistent with the Recapitalization Agreement.

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

1. Sale of Covered Class B Shares. Upon the terms and subject to the conditions contained in this Agreement, the Shareholders hereby agree to sell, convey, transfer, assign and deliver to Buyer, and Buyer hereby agrees to purchase from the Shareholders, all of Shareholders' right, title and interest in and to the Covered Class B Shares for a purchase price of $55.00 per share in cash (the "Purchase Price").

2. Closing. The consummation of the transactions contemplated hereby (such consummation being referred to herein as the "Closing") shall take place at the offices of Kirkland & Ellis LLP, 153 East 53rd Street, New York, New York, 10022, at or about 10:00 a.m. local time, on the Closing Date. The Closing Date shall be the date three business days after the earlier of the date that
(a) the Company notifies the Shareholders that the Board has determined not to approve a Substitute Recapitalization Proposal or (b) the Shareholders otherwise may sell the Covered Class B Shares to Buyer without restriction under the Recapitalization Agreement (such date and time, or such other earlier date and time as Buyer and the Shareholders may mutually determine, being referred to herein as the "Closing Date").

3. Payment of Purchase Price. As payment in full for the Covered Class B Shares being purchased by it under this Agreement, Buyer shall deliver on the Closing Date to Shareholders by wire transfer of immediately available funds to an account designated in writing by Shareholders, the sum of the amounts set forth opposite the Shareholders' names on Schedule A.

4. Transfer of Covered Class B Shares. Shareholders shall deliver to Buyer on the Closing Date one or more stock certificates representing the Covered Class B Shares as set forth on Schedule A, accompanied by separate stock powers executed in blank and instructions for the transfer of such Covered Class B Shares to Buyer.

5. Title to the Covered Class B Shares. The Shareholders, severally and not jointly, represent and warrant to Buyer that, as of the Closing Date, the Shareholders shall have, and after delivery of the Covered Class B Shares and payment therefor pursuant hereto shall vest in Buyer, valid title to the Covered Class B Shares, subject to no liens or transfer restrictions other than those created by Buyer hereunder or imposed by the securities laws.

6. Representations and Warranties of Buyer. Each of Buyer and Mason represents and warrants to the Shareholders as of the date hereof and as of the Closing Date as follows:

         (a) Authorization; Enforcement. Each of Buyer and Mason has all requisite power and authority to authorize, execute, deliver and perform this Agreement. The execution, delivery and performance by Buyer and Mason of this Agreement, and the consummation by Buyer and Mason of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Buyer and Mason and no further consent or authorization therefor is presently required by Buyer or Mason. This Agreement has been duly and validly executed and delivered by Buyer and Mason and constitutes the valid and binding obligations of Buyer and Mason, enforceable against Buyer and Mason in accordance with its terms.

         (b) No Conflicts. None of the execution, delivery or performance of this Agreement by Buyer and Mason will conflict with the organizational documents of Buyer or Mason, in each ease as in effect on the date hereof, or result in any material breach of, or constitute a material default under, any
(i) material contract, agreement or instrument to which Buyer or Mason is a party or by which it or any of its assets is bound or (ii) material law or regulation to which Buyer, Mason or any of their respective assets is subject.

         (c) Consents; Approvals. Other than any filings required pursuant to the Exchange Act, neither the execution, delivery or performance by Buyer or Mason of this Agreement, nor the consummation by it of the obligations and transactions contemplated hereby, requires any consent or approval of, authorization by, exemption from, filing with or notice to any governmental entity or any other person.

7.       Indemnification.
         ---------------

         (a) Indemnification for Shareholders' Benefit. Each of Buyer and Mason hereby agrees that it will indemnify and hold harmless the Shareholders and each of their respective affiliates (other than the Company), partners, employees, owners, representatives, agents, heirs, executors, administrators, successors, assigns and controlling persons (collectively, the "Indemnified Parties") from and against any loss, liability, claim, damage or expense (including, without limitation, reasonable attorney's fees) ("Loss"), whether or not involving a third party claim, arising, directly or indirectly, from or in connection with, or in respect of, (i) the authorization, execution, delivery or performance of this Agreement (including, without limitation, claims relating to the Recapitalization Agreement) by the Shareholders or the sale by the Shareholders of the Covered Class B Shares hereunder and (ii) any action or inaction by Buyer, Mason or their respective affiliates related to Buyer's investment in the Company or Buyer's purchase, ownership or control, or Mason's beneficial ownership or indirect control, of the Covered Class B Shares and the Company. Nothing set forth in this Section 7 shall be deemed to be exclusive of any other rights or remedies that the parties may have in respect of the subject matter of this Section 7, whether by law, contract or otherwise. Mason and Buyer shall have no obligation to indemnify any Indemnified Party pursuant to this Section 7 if Buyer is prevented from purchasing the Covered Class B Shares in accordance with this Agreement for any reason other than as a result of a breach of this Agreement by Mason or Buyer, and Mason's and Buyer's obligation to pay for or fund any indemnification claim (including any such claim for attorney's fees or other defense costs) shall arise only upon the Closing unless the Closing is prevented as a result of such a breach.

         (b) Matters Involving Third Parties.
             -------------------------------

                           (i) If any third party shall notify any Indemnified Party with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against Buyer under this
         Section 7, then the Indemnified Party shall promptly notify Buyer thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying Buyer shall relieve Buyer from any obligation hereunder unless (and then solely to the extent) Buyer thereby is prejudiced.

                           (ii) From and after the Closing, Buyer will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party (regardless of whether the Indemnified Party shall have commenced defending itself with respect to any Third Party Claim because the claim was made prior to the Closing or for any other reason) so long as (A) Buyer notifies the Indemnified Party in writing within 15 days after the later of (x) the Closing Date and
         (y) the date upon which the Indemnified Party gives written notice to Buyer or Mason of the existence of a Third Party Claim for which the Indemnified Party may seek indemnification under this Section 7; provided, that Buyer shall have acknowledged in writing to the Indemnified Party that Buyer will indemnify the Indemnified Party from and against any and all Losses indemnifiable under this Section 7 arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) Buyer provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that Buyer will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, and (C) Buyer conducts the defense of the Third Party Claim actively and diligently. If Buyer elects to defend the Indemnified Party against the Third Party Claim as provided in the previous sentence, Buyer shall not agree to the entry of any judgment or enter into any settlement unless it (x) includes an unconditional release of the Indemnified Party, in form and substance reasonably satisfactory to the Indemnified Party, from all liability with respect to the claims that are the subject matter of such proceeding and (y) does not include any equitable remedies against the Indemnified Party or express acknowledgement as to the fault, culpability or a failure to act by or on behalf of the Indemnified Party.

                           (iii) So long as Buyer is conducting the defense of the Third Party Claim in accordance with Section 7(b)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; provided, however, if there is a conflict of interest between the positions of Buyer and the Indemnified Party in conducting the defense of the Third Party Claim as determined under the ABA Model Rules of Professional Conduct in the good faith judgment of the Indemnified Party, then the Indemnified Party shall be entitled to retain a single, separate counsel at the expense of Buyer, and (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of Buyer.

                           (iv) If Buyer elects not to conduct the defense of the Third Party Claim or fails to conduct the defense of the Third Party Claim in accordance with Section 7(b)(ii) above, then the Indemnified Party shall have the right (A) to conduct the defense of the Third Party Claim at the expense of Buyer and (B) consent to the entry of judgments and enter into settlements with respect to the Third Party Claim in its reasonable discretion.

8. Closing Condition. The obligations of Buyer under this Agreement to purchase the Covered Class B Shares are subject solely to the delivery to Buyer at the Closing of title to the Covered Class B Shares, subject to no liens or transfer restrictions other than those created by Buyer or imposed by the securities laws.

9. Termination. This Agreement may be terminated:

         (a) By Buyer prior to the Closing Date by giving written notice to the Shareholders only in the event of (i) a Covered Act of God, the first public disclosure or written notice to Buyer of which occurs after the giving of the QAT Termination Notice and prior to the giving of the last Reaffirmation by Buyer, or (ii) the Company entering into a Company Action, the first public disclosure or written notice to Buyer of which occurs after the giving of the QAT Termination Notice.

         (b) By the Shareholders prior to the Closing Date by giving written notice to Buyer only if the Shareholders receive a Substitute Recapitalization Proposal during the Match Period, if the Arbiter determines that the transactions contemplated hereby do not constitute a Qualifying Alternative Transaction or if the Shareholders can pursue no course of action pursuant to the Recapitalization Agreement (other than seeking amendment or waiver of its provisions) that could result in the Closing. For the avoidance of doubt, (i) it shall not be a breach by the Shareholders of this Agreement for the Company to make and consummate a Substitute Recapitalization Proposal, and (ii) the parties hereto believe the transaction contemplated by this Agreement is a Qualifying Alternative Transaction.

10. Undertaking. Buyer hereby undertakes and agrees:

         (a) in accordance with clause (iii) of the first sentence of Paragraph 14(c) of the Recapitalization Agreement, to commence, promptly, but in any case no later than three business days, following the Closing, an offer to purchase at the Purchase Price not less than all of the outstanding shares of Class B Stock (including shares held by persons other than the Shareholders); and

         (b) in accordance with clause (vii) of the first sentence of Paragraph 14(c) of the Recapitalization Agreement, that the offer to holders of Class B Stock other than the Shareholders will comply with any relevant securities laws and that Buyer will accept such shares for purchase as promptly as the securities laws permit.

11. Certifications. In accordance with clause (i) of the second sentence of Paragraph 14(c) of the Recapitalization Agreement:

         (a) the Shareholders, Buyer and Mason each hereby certify to the Company that as at the Effective Date, and shall certify as at the time of delivery of the QAT Termination Notice to the Company, that the transaction contemplated hereby has been entered into with a good faith intention that it be completed on the stated terms promptly in the event that the Company were not to announce a Substitute Recapitalization Proposal; and

         (b) Buyer and Mason jointly certify to the Company as to the sufficiency and prompt availability of funds required to consummate the transactions contemplated hereby.

12. Governing Law. This Agreement shall be governed by the laws of the State of Connecticut applicable to agreements made and to be fully performed therein, excluding choice of law principles that would require the application of the laws of a jurisdiction other than the State of Connecticut. All actions and proceedings regarding the rights and obligations under this Agreement shall be heard and determined in any Connecticut state or federal court sitting in the City of Hartford.

13. Notices. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission (with a copy sent by first class mail, postage prepaid), or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

                  If to Buyer:              MK Investments LLC
                                            Attn: Michael E. Martino
                                            110 East 59th Street
                                            30th  Floor
                                            New York, New York 10022
                                            Fax: (212) 644-4264

                                            with a copy (which shall not
                                              constitute notice) to:
                                            Kirkland & Ellis LLP
                                            Attn: Stephen Fraidin, Esq.
                                            153 East 53rd  Street
                                            New York, New York 10022
                                            Fax: (212) 446-6460

                  If to Shareholders:       Murtha Cullina LLP
                                            Attn: John C. Yavis, Jr., Esq.
                                            Attn: Charles E. Drummey, Esq.
                                            CityPlace I
                                            185 Asylum Street
                                            Hartford, Connecticut 06103
                                            Fax: (860) 240-6150

                                            and

                                            Dechert LLP
                                            Attn: Martin Nussbaum, Esq.
                                            30 Rockefeller Plaza
                                            New York, New York 10112
                                            Fax: (212) 698-3599

                                            and

                                            Day, Berry & Howard LLP
                                            Attn: Thomas J. Groark, Jr., Esq.
                                            CityPlace I
                                            Hartford, Connecticut 06103
                                            Fax: (860) 275-0343

All such notices shall, when mailed or sent via facsimile, be effective when received or when attempted delivery is refused.

14. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by an agreement signed by the parties hereto and except, with respect to termination, as otherwise provided herein. This Agreement supersedes all prior agreements and understandings, oral and written, with respect to the subject matter hereof.

15. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

16. Counterparts. This Agreement may be executed in one or more counterparts, including by electronic facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17. Specific Performance. Buyer, on the one hand, and the Shareholders, on the other hand, hereby acknowledge and agree that money damages would not be a sufficient remedy for any breach of any provision of this Agreement by the other. In such event each agrees that the other party shall have the right, in addition to any other rights it may have (whether at law or in equity), to seek specific performance and injunctive or other equitable relief as a remedy for any such breach of this Agreement. No failure or delay by any party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

18. Further Assurances. Subject to the terms and conditions of this Agreement, Buyer and the Shareholders will use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under the Recapitalization Agreement and applicable laws and regulations to consummate the transactions contemplated by this Agreement. Buyer and the Shareholders agree to execute and deliver such other documents, certificates, agreements and other writings to consummate or implement the transactions contemplated by this Agreement in a timely manner.

19. No Third-Party Beneficiaries. This Agreement is not intended and shall not be deemed to confer upon or give any person, except the parties hereto and their respective heirs, executors, successors and assigns and except for the holders of Class B Stock other than the Shareholders with respect to Section 10 and except for the Company with respect to the certifications set forth in
Section 11, any remedy, claim, liability, reimbursement, cause of action or other right under or by reason of this Agreement.

20. Fees and Expenses. Whether or not the transactions contemplated hereby are consummated pursuant hereto, each party hereto shall pay all fees and expenses incurred by it or on its behalf in connection with this Agreement, and the consummation of the transactions contemplated hereby.

22. Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

23. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and assigns. The rights and obligations of any party hereto may not be assigned without the prior written consent of the other parties hereto.

24. Time of the Essence. Each of the Shareholders, Buyer and Mason hereby agree that time is of the essence for each and every provision of this Agreement.

25. Sophisticated Purchaser. Buyer and Mason hereby jointly and severally:

         (a) represent and warrant that each of Mason and, as of the Closing Date, Buyer (i) is able to bear the risks attendant to the transactions contemplated hereby for an indefinite period, (ii) is dealing with the Shareholders on a professional arms-length basis and neither the Shareholders nor any of their respective affiliates or representatives is acting as a fiduciary or advisor to Buyer or Mason with respect to this Agreement and any of the transactions contemplated hereby, and (iii) has expertise in assessing tax, legal, jurisdictional and regulatory risk;

         (b) represent and warrant that (i) each of Mason and, as of the Closing Date, Buyer has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into, and in connection with this Agreement and the transactions contemplated hereby it has made such an independent appraisal of and investigation into, the financial condition, creditworthiness, affairs, status and nature of the Company and its related companies and it has not relied, and will not hereafter rely, on the Shareholders or any affiliate, representative or agent of the Shareholders or any other third party with respect to such matters or to update them with respect to such matters or to keep such matters under review on its behalf, and (ii) without limiting the foregoing, each of Mason and Buyer has not relied, and will not hereafter rely, on the Shareholders or any affiliate, representative or agent of the Shareholders or any other third party with respect to information relating to or in any way affecting the shares of Class B Stock;

         (c) represent and warrant that (i) Buyer is receiving the transfer of the Covered Class B Shares hereunder for investment purposes, and not with a view to, or for a resale in connection with, any distribution of such Covered Class B Shares and (ii) each of Buyer and Mason has not entered into any agreement, contract, understanding or commitment to and has no present intention to offer, sell, transfer or otherwise dispose of any portion of such Covered Class B Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance and has not offered for sale or entered into any negotiations for the sale or transfer of any of the Covered Class B Shares;

         (d) represent and warrant that each of Buyer and Mason understands that the Covered Class B Shares have not been registered under the Securities Act;

         (e) represent and warrant that each of Buyer and Mason is an "accredited investor," as that term is defined in Regulation D promulgated under the Securities Act;

         (f) represent and warrant that Buyer and Mason are sophisticated and experienced investors, with experience in buying and selling securities and the ability to evaluate the merits and risks of a purchase of the Covered Class B Shares;

         (g) represent and warrant that Buyer and Mason have had the opportunity to do due diligence concerning the Company based on publicly available information, including reports filed by the Company with the U.S. Securities and Exchange Commission, and Buyer and Mason are content to rely on such due diligence in making an investment decision concerning the Covered Class B Shares;

         (h) understand that the Company may engage in various transactions that could affect the value of the Covered Class B Shares;

         (i) understand that one or more of the Shareholders, including, without limitation, C. William Kaman, II, is or may be an "affiliate" of the Company within the meaning of federal and state securities laws;

         (j) understand that the Company and/or its affiliates may now or at any other time have material nonpublic information that could affect the value of the Covered Class B Shares and that this information has not been, and may not be in the future, made available to Buyer or Mason;

         (k) represent and warrant that Buyer and Mason are acting on their own behalf and not for the account of others; and

         (l) hereby release and forever discharge the Shareholders, their respective partners, employees and agents, and their respective successors and assigns, from any and all claims, demands, causes of action, damages, losses, expenses or liabilities, of any nature whatsoever, whether accrued or unaccrued, contingent or liquidated, known or unknown, arising from or connected to any failure to disclose to Buyer or Mason any information concerning the Company, including, without limitation, nonpublic information in connection with any purchase of any of the Covered Class B Shares.

26. General. If any one or more of the provisions contained in this Agreement is for any reason held to be not compliant in any respect with a Qualifying Alternative Transaction, it is the intention of the parties that there shall be substituted for such non-compliant provision a provision as similar in intent and economic effect to such provision as may be possible and yet have such provision still comply with the terms of a Qualifying Alternative Transaction.

27. Mason. Mason hereby unconditionally and irrevocably guarantees the obligations hereunder of Buyer and of any affiliate of Buyer to which Buyer transfers its obligations hereunder.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               NEWGATE ASSOCIATES LIMITED
                                               PARTNERSHIP,
                                               by its sole General Partner


                                               By:  /s/ C. William Kaman II
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title: General Partner

                                               OLDGATE ASSOCIATES LIMITED
                                               PARTNERSHIP,
                                               by its sole General Partner


                                               By:  /s/ C. William Kaman II
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title: General Partner

                                               CHARLES H. KAMAN, by his
                                               Attorney-in-Fact under the
                                               General Power of Attorney,
                                               dated February 11, 1998


                                               By:
                                                  -----------------------------
                                               Name: John C. Yavis, Jr.
                                               Title: Attorney-in-Fact

                                               ROBERTA C. KAMAN, in her
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4, 1996


                                               By:
                                                  -----------------------------
                                               Name: Roberta C. Kaman
                                               Title: Attorney-in-Fact

               [Signature page to Securities Purchase Agreement]

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               NEWGATE ASSOCIATES LIMITED
                                               PARTNERSHIP,
                                               by its sole General Partner


                                               By:
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title: General Partner

                                               OLDGATE ASSOCIATES LIMITED
                                               PARTNERSHIP,
                                               by its sole General Partner


                                               By:
                                               --------------------------------
                                               Name: C. William Kaman II
                                               Title: General Partner

                                               CHARLES H. KAMAN, by his
                                               Attorney-in-Fact under the
                                               General Power of Attorney,
                                               dated February 11, 1998


                                               By:  /s/  John C. Yavis, Jr.
                                               --------------------------------
                                               Name: John C. Yavis, Jr.
                                               Title: Attorney-In-Fact

                                               ROBERTA C. KAMAN, in her
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4, 1996


                                               By: /s/ Roberta C. Kaman
                                                  -----------------------------
                                               Name: Roberta C. Kaman
                                               Title: Attorney-in-Fact

               [Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               ROBERTA C. KAMAN, in her capacity
                                               as a Voting Trustee under the
                                               Voting Trust Agreement, dated
                                               August 14, 2000 and as amended
                                               as of June 7, 2005

                                               By:  /s/ Roberta C. Kaman
                                                  -----------------------------
                                               Name: Roberta C. Kaman
                                               Title: Voting Trustee

                                               ROBERTA C. KAMAN, in her
                                               individual capacity

                                               By:  /s/ Roberta C. Kaman
                                                  -----------------------------
                                               Name: Roberta C. Kaman

                                               C. WILLIAM KAMAN II, in his
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4,1996

                                               By:
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title: Attorney-in-Fact

                                               C. WILLIAM KAMAN II, in his
                                               capacity as a Voting Trustee
                                               under the Voting Trust
                                               Agreement, dated August 14,
                                               2000 and as amended as of June
                                               7, 2005

                                               By:
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title: Voting Trustee

                                               C. WILLIAM KAMAN II, in
                                               his individual capacity

                                               By:
                                                  -----------------------------
                                               Name: C. William Kaman II

               [Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               ROBERTA C. KAMAN, in her
                                               capacity as a Voting Trustee
                                               under the Voting Trust
                                               Agreement, dated August 14,
                                               2000 and as amended as of June
                                               7, 2005

                                               By:
                                                  -----------------------------
                                               Name: Roberta C. Kaman
                                               Title: Voting Trustee

                                               ROBERTA C. KAMAN, in her
                                               individual capacity

                                               By:
                                                  -----------------------------
                                               Name: Roberta C. Kaman

                                               C. WILLIAM KAMAN II, in his
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4,1996

                                               By:  /s/ C. William Kaman II
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title: Attorney-in-Fact

                                               C. WILLIAM KAMAN II, in his
                                               capacity as a Voting Trustee
                                               under the Voting Trust
                                               Agreement, dated August 14,
                                               2000 and as amended as of June
                                               7, 2005

                                               By:  /s/ C. William Kaman II
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title: Voting Trustee

                                               C. WILLIAM KAMAN II, in his
                                               individual capacity

                                               By:  /s/ C. William Kaman II
                                                  -----------------------------
                                               Name: C. William Kaman II

               [Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               C. WILLIAM KAMAN II, in his
                                               capacity as Trustee for Charles
                                               Tyson Kaman and Kathryn S.
                                               Kaman


                                               By:   /s/ C. William Kaman II
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title:  Trustee

                                               STEVEN W. KAMAN, in his
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4, 1996


                                               By:
                                                  -----------------------------
                                               Name: Steven W. Kaman
                                               Title: Attorney-in-Fact

                                               STEVEN W. KAMAN, in his
                                               capacity as a Voting Trustee
                                               under the Voting Trust
                                               Agreement, dated August 14,
                                               2000 and as amended as of June
                                               7, 2005


                                               By:
                                                  -----------------------------
                                               Name: Steven W. Kaman
                                               Title: Voting Trustee

                                               STEVEN W. KAMAN, in his
                                               individual capacity


                                               By:
                                                  -----------------------------
                                               Name: Steven W. Kaman


               [Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               C. WILLIAM KAMAN II, in his
                                               capacity as Trustee for Charles
                                               Tyson Kaman and Kathryn S.
                                               Kaman


                                               By:
                                                  -----------------------------
                                               Name: C. William Kaman II
                                               Title:  Trustee

                                               STEVEN W. KAMAN, in his
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4, 1996


                                               By:  /s/  Steven W. Kaman
                                                  -----------------------------
                                               Name: Steven W. Kaman
                                               Title: Attorney-in-Fact

                                               STEVEN W. KAMAN, in his
                                               capacity as a Voting Trustee
                                               under the Voting Trust
                                               Agreement, dated August 14,
                                               2000 and as amended as of June
                                               7, 2005


                                               By:  /s/  Steven W. Kaman
                                                  -----------------------------
                                               Name: Steven W. Kaman
                                               Title: Voting Trustee

                                               STEVEN W. KAMAN, in his
                                               individual capacity


                                               By:   /s/  Steven W. Kaman
                                                  -----------------------------
                                               Name: Steven W. Kaman

               [Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               STEVEN W. KAMAN, in his
                                               capacity as Trustee for Cameryn
                                               H. Kaman


                                               By:  /s/ Steven W. Kaman
                                                  -----------------------------
                                               Name: Steven W. Kaman
                                               Title:  Trustee

                                               CATHLEEN H. KAMAN, in her
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4, 1996


                                               By:
                                                  -----------------------------
                                               Name: Cathleen H. Kaman
                                               Title: Attorney-in-Fact

                                               CATHLEEN H. KAMAN, in her
                                               capacity as a Voting Trustee
                                               under the Voting Trust
                                               Agreement, dated August 14,
                                               2000 and as amended as of June
                                               7, 2005


                                               By:
                                                  -----------------------------
                                               Name: Cathleen H. Kaman
                                               Title: Voting Trustee

                                               CATHLEEN H. KAMAN, in her
                                               individual capacity


                                               By:
                                                  -----------------------------
                                               Name: Cathleen H. Kaman

                                               CATHLEEN H. KAMAN, in her
                                               capacity as Trustee for Zane N.
                                               Kaman-Wood

                                               By:
                                                  -----------------------------
                                               Name: Cathleen H. Kaman
                                               Title: Trustee

               [Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                 SHAREHOLDERS:

                                               STEVEN W. KAMAN, in his
                                               capacity as Trustee for Cameryn
                                               H. Kaman


                                               By:
                                                  -----------------------------
                                               Name: Steven W. Kaman
                                                     Title:  Trustee

                                               CATHLEEN H. KAMAN, in her
                                               capacity as an Attorney-in-Fact
                                               under the Durable Power of
                                               Attorney, dated May 4, 1996


                                               By: /s/  Cathleen H. Kaman
                                                  -----------------------------
                                               Name: Cathleen H. Kaman
                                               Title: Attorney-in-Fact

                                               CATHLEEN H. KAMAN, in her
                                               capacity as a Voting Trustee
                                               under the Voting Trust
                                               Agreement, dated August 14,
                                               2000 and as amended as of June
                                               7, 2005


                                               By: /s/  Cathleen H. Kaman
                                                  -----------------------------
                                               Name: Cathleen H. Kaman
                                               Title: Voting Trustee

                                               CATHLEEN H. KAMAN, in her
                                               individual capacity


                                               By: /s/  Cathleen H. Kaman
                                                  -----------------------------
                                               Name: Cathleen H. Kaman

                                               CATHLEEN H. KAMAN, in her
                                               capacity as Trustee for Zane N.
                                               Kaman-Wood

                                               By: /s/  Cathleen H. Kaman
                                                  -----------------------------
                                               Name: Cathleen H. Kaman
                                               Title: Trustee

               [Signature page to Securities Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                    BUYER:

                                               MK INVESTMENTS LLC

                                               By: Mason MK Holdings LLC
                                               Title: Sole Member

                                               By: Mason Capital Management LLC
                                               Title: Sole Member

                                               By:   /s/ Michael E. Martino
                                                  -----------------------------
                                               Name: Michael E. Martino
                                               Title:  CEO

                                               MASON:

                                               MASON CAPITAL MANAGEMENT LLC

                                               By: /s/ John C. Grizzetti
                                                  -----------------------------
                                               Name: John C. Grizzetti
                                               Title:  Chief Financial Officer


               [Signature page to Securities Purchase Agreement]


                                                                                                     Schedule A
                                                                                                     ----------

                                     Share Certificate          Aggregate Number        Aggregate Purchase
Name                                      Numbers                  of Shares                   Price
---------------------------------- ----------------------- --------------------------- ----------------------
Charles H. Kaman                   B 1236                                     354,976            $19,523,680
                                   B 1270
                                   B 1521
                                   B 1631
                                   B 1665
                                   B 1723
                                   B 2036
                                   B 2074
                                   B 2213
                                   B 2737
                                   B 2738
                                   B 3214
                                   B 3216
                                   B 3436
                                   B 4269
                                   B 4323
                                   B 4408
                                   B 4512
                                   B 4523

                                   B 5279(1)
Newgate Associates                 B 5279(2)                                  103,201             $5,676,055
Limited Partnership
C. William Kaman, II               B 5275                                      69,246             $3,808,530
                                   B 4495(3)
                                   B 4496(4)
Roberta C. Kaman                   B 3139                                       1,471                $80,905
                                   B 3295
                                   B 3438
                                   B 3552
                                   B 4524
Steven W. Kaman                    B 4507                                      10,183               $560,065
                                   B 4519
                                   B 4617
Cathleen H. Kaman                  B 5259                                      12,634               $694,870
                                   B 5260
                                   B 5261
                                   B 5262
                                   B 5263
                                   B 5264
                                   B 5265
                                   B 5266
                                   B 5267
                                   B 5268
                                   B 5269
                                   B 4502(5)
---------------------------------- ----------------------- --------------------------- ----------------------
Total:                                                                        551,711            $30,344,105



(1) Represents 96,601 Class B Shares registered in the name of John C. Yavis, Jr. as Custodian under the Voting Trust Agreement.

(2) Represents 96,601 Class B Shares registered in the name of John C. Yavis, Jr. as Custodian under the Voting Trust Agreement. Shares held by Newgate and Kaman Class B Shares both are represented by the share certificate B 5279.

(3)      Held by Charles W. Kaman, II as Trustee for Kathryn S. Kaman.

(4)      Held by Charles W. Kaman, II as Trustee for Charles Tyson Kaman.

(5)      Held by Cathleen H. Kaman as Trustee for Zane N. Kaman-Wood.

                                   EXHIBIT B

                       THIRD PARTY OFFEROR CERTIFICATION

Mason Capital Management LLC
110 East 59th Street, 30th Floor
New York, NY 10022
tel 212-771-1206
fax 212-644-4264

                                                              June 28, 2005

Kaman Corporation
Attention: Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary
1332 Blue Hills Avenue
Bloomfield, Connecticut 06002

Dear Ms. Clark,

In accordance with Section 14(c) of that certain Agreement, dated as of June 7, 2005, by and among the Kaman Corporation (the "Company") and certain members of the Kaman family (the "Shareholders") and filed by the Company as
Exhibit 2.1 on Form 8-K with the U.S. Securities and Exchange Commission on June 8, 2005 (the "Recapitalization Agreement"), and in connection with that certain Securities Purchase Agreement by and "between the undersigned and Mason Capital Management LLC, on the one hand, and the Shareholders on the other hand (the "Securities Purchase Agreement"), the undersigned hereby certifies on the date hereof and at the time of delivery of the QAT Termination Notice:

1. the proposed transaction contemplated by the Securities Purchase Agreement has been entered into with a good faith intention that it be completed on the stated terms promptly in the event that the Company were not to announce a Substitute Recapitalization Proposal; and

2. as to the sufficiency and prompt availability of funds required to consummate the transaction contemplated by the Securities Purchase Agreement.

Unless otherwise defined herein or the context otherwise requires, capitalized terms used and not defined herein shall have the meanings assigned to them in the Recapitalization Agreement.
                                                   Regards,

                                                   MK Investments LLC

                                                   By:   Mason MK Holdings LLC
                                                   Its:  Sole Member
                                                   By:   /s/ Michael E. Martino
                                                         ----------------------
                                                   Name:  Michael E. Martino
                                                   Title: Member



CC:  Eileen S. Kraus, Chairperson of the Special Committee
     Randall H. Doud, Esq.
     John C. Yavis, Jr., Esq. and Charles E. Drummey, Esq.
     Martin Nussbaum, Esq.
     Thomas J. Groark, Jr., Esq.

                                   EXHIBIT C

                             GOLDMAN SACHS LETTER

Goldman, Sachs & Co.
One New York Plaza
New York, New York 10004
Tel: 212-902-8058
Fax: 212-453-0003
e-mail: marjorie.boliscar@gs.com

Marjorie Boliscar
Managing Director
Global Securities Services

June 23, 2005

Mason Capital Management LLC
110 East 59th Street
30th  Floor
New York, NY 10022
Attn: Michael Martino

Dear Michael:

At your request, this will confirm that as of the close of business on June 22, 2005 ("Determination Time"), Mason Capital Management LLC, had investment discretion over accounts held at Goldman, Sachs & Co. and its affiliates containing free cash balances of $264 million in the aggregate.

Please note that the above statement relates only to cash held as of the Determination Time, and does not reflect any trading activity or other movements of cash that may have been effected in such accounts subsequent to the Determination Time.

Sincerely,

/s/ Marjorie Boliscar

Marjorie Boliscar